[USAA                         USAA MUTUAL FUND, INC.
EAGLE                    SUPPLEMENT DATED OCTOBER 3, 2005
LOGO (R)]                  TO THE CAPITAL GROWTH FUND
                       PROSPECTUS DATED DECEMBER 1, 2004



The Board of Directors of the USAA Capital Growth Fund (Fund) recently approved a change in the Fund's investment strategy that will be implemented on December 1, 2005. Specifically, instead of the current strategy of investing primarily in domestic companies with smaller capitalizations that have the prospect of rapidly growing earnings, the Fund's new strategy will be to invest in equity securities of any investment style or geographic location. Thus, the Fund could be invested in any combination of large-, mid-, or small-capitalization stocks, value or growth stocks, and located in either foreign or U.S. markets. In effect, it is a "best-ideas" global equity investment strategy, based simply on finding the most attractive stocks regardless of their investment style or geographic location. The Board of Directors further approved that the current subadviser, Batterymarch Financial Management, Inc., continue as the subadviser and implement the new investment strategy.


                                                                      52083-0905